Exhibit 1.1

Kingsoft Cloud Holdings Limited

[                ] American Depositary Shares

Representing [                ] Ordinary Shares (par value US$0.001 per share)

Underwriting Agreement

[                ], 2020

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

United States

UBS Securities LLC

1285 Avenue of The Americas

New York, New York 10019

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010

United States

China International Capital Corporation Hong Kong Securities Limited

29th Floor, One International Finance Centre

1 Harbour View Street, Central, Hong Kong

And

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queens Road,

Central, Hong Kong

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

Ladies and Gentlemen:

Kingsoft Cloud Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), proposes to issue and sell to the several underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [                ] American Depositary Shares (“ADSs”), each ADS representing 15 ordinary shares, par value US$0.001 per share, of the Company (the “Ordinary Shares”), and certain shareholders of the Company named in Schedule 2 hereto (the “Selling Shareholders”) propose to sell to the several Underwriters an aggregate of [                ] ADSs (collectively, the “Firm Securities”). In addition, the Company proposes to issue and sell, at the option of the Underwriters, up to an additional [                ] ADSs, and the Selling Shareholders propose to sell, at the option of the Underwriters, up to an additional [                ] ADSs of the Company (the “Option Securities”). The Firm Securities and the Option Securities are herein referred to as the “Offered Securities.” The ADSs are to be issued pursuant to a Deposit Agreement dated as of May 7, 2020 (the “Deposit Agreement”, and together with this Agreement, the “Transaction Documents”) among the Company, The Bank of New York Mellon, as Depositary (the “Depositary”), and the owners and holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary evidencing the ADSs under the Deposit Agreement. Unless the context otherwise requires, each reference to the Firm Securities, the Option Securities or the Offered Securities herein also includes the underlying Ordinary Shares (hereinafter referred to as the “Offered Shares”).

The Company and the Selling Shareholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Offered Securities, as follows:

1. Registration Statement. The Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-1 (File No. 333-[                ]), including a prospectus, relating to the Ordinary Shares represented by the ADS. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before effectiveness, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Offered Securities. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus. The Company has also filed with the Commission a registration statement on Form F-6 (File No. 333-237852) relating to the ADSs. The registration statement relating to the ADSs, as amended at the time it becomes effective, is hereinafter referred to as the “ADS Registration Statement.”. At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex A, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [                ], 2020 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto.

“Applicable Time” means [10:00] P.M., New York City time, on [                ], 2020.

2. Purchase of the Offered Securities.

(a) The Company agrees to issue and sell, and each of the Selling Shareholders agrees, severally and not jointly, to sell, the Firm Securities to the several Underwriters as provided in this underwriting agreement (this “Agreement”), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per ADS of US$[                ] (the “Purchase Price”) from the Company the respective number of Firm Securities set forth opposite such Underwriter’s name in Schedule 1 hereto and from each of the Selling Shareholders the number of Firm Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Securities to be sold by each of the Selling Shareholders as set forth opposite their respective names in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Firm Securities to be purchased by all the Underwriters from all of the Selling Shareholders hereunder.

In addition, the Company agrees to issue and sell, and each of the Selling Shareholders agrees, severally and not jointly, as and to the extent indicated in Schedule 2 hereto, to sell, the Option Securities to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from each of the Company and each Selling Shareholder the Option Securities at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not payable on the Option Securities. If any Option Securities are to be purchased, the number of Option Securities to be purchased by each Underwriter shall be the number of Option Securities which bears the same ratio to the aggregate number of Option Securities being purchased as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Firm Securities being purchased from the Company and the Selling Shareholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase Option Securities at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the Attorney-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b) The Company and the Selling Shareholders understand that the Underwriters intend to make a public offering of the Offered Securities, and initially to offer the Offered Securities on the terms set forth in the Pricing Disclosure Package. The Company and the Selling Shareholders acknowledge and agrees that the Underwriters may offer and sell the Offered Securities to or through any affiliate of an Underwriter.

(c) Payment for the Offered Securities shall be made by wire transfer in immediately available funds to the accounts specified by the Company and the Attorneys-in-Fact or any of them (with regard to payment to the Selling Shareholders), to the Representatives in the case of the Firm Securities, at the offices of Kirkland & Ellis International LLP at [9:00] A.M. New York City time on [                ], 2020, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Securities. The time and date of such payment for the Firm Securities is referred to herein as the “Closing Date,” and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Offered Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Offered Securities to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be with any transfer taxes payable in connection with the sale of such Offered Securities duly paid by the Company and the Selling Shareholders. Delivery of the Offered Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The certificates for the Offered Securities will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than [1:00 P.M.], New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

(d) Each of the Company and each Selling Shareholder acknowledges and agrees that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Selling Shareholders with respect to the offering of Offered Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Shareholders or any other person. Additionally, neither any Representative nor any other Underwriter is advising the Company, the Selling Shareholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Shareholders shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Underwriter shall have any responsibility or liability to the Company or the Selling Shareholders with respect thereto. Any review by the Representatives and the other Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives and the other Underwriters and shall not be on behalf of the Company or the Selling Shareholders. Moreover, each Selling Shareholder acknowledges and agrees that, although the Representative may be required or choose to provide certain Selling Shareholders with certain Regulation Best Interest and Form CRS disclosures in connection with the offering, the Representative and the other Underwriters are not making a recommendation to any Selling Shareholder to participate in the offering, enter into a “lock-up” agreement, or sell any Shares at the price determined in the offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the Selling Shareholders that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, the Registration Statement and the ADS Registration Statement, at the time of filing thereof, complied in all material respects with the Securities Act, and did not, at the time of filing thereof, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof. No statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, the ADS Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and Representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered Securities (each such communication by the Company or its agents and Representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement, the ADS Registration Statement, or the Pricing Disclosure Package, and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(d) Emerging Growth Company. From the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication undertaken in reliance on Section 5(d) of the Securities Act) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act.

(e) Testing-the-Waters Materials. Since May 8, 2020, the Company (i) has not alone engaged in any Testing-the-Waters Communications other than Testing-the-Waters Communications with the consent of the Underwriters (x) with entities that are qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act (“IAIs”) and otherwise in compliance with the requirements of Section 5(d) of the Securities Act or (y) with entities that the Company reasonably believed to be QIBs or IAIs and otherwise in compliance with the requirements of Rule 163B under the Securities Act and (ii) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications. The Company reconfirms that the Underwriters have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Annex B hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement, the ADS Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Registration Statement and Prospectus. Each of the Registration Statement, the ADS Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement and the ADS Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Offered Securities has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement, the ADS Registration Statement and any post-effective amendment thereto, the Registration Statement, the ADS Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(g) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the ADS Registration Statement, the Prospectus and the Pricing Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the ADS Registration Statement, the Prospectus or the Pricing Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Non-Deal Road Show. The oral communications made by the Company in connection with its non-deal road show in September 2020 (the “NDR”) do not include any material non-public information, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and do not refer to the offering of the Offered Securities or constitute an offering of the Offered Securities. The NDR was limited to oral communications and the Company did not use any written materials in connection with the NDR.

(i) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby, except as otherwise disclosed therein and as applicable, in the case of unaudited, interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes as permitted by the applicable rules of the Commission, and any supporting schedules included in the Registration Statement present fairly the information required to be stated therein; the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby; and all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of Commission) comply with Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus under the Act or the rules and regulations promulgated thereunder.

The management accounts for the two months ended August 31, 2020 and the corresponding period in 2019, which the Company provided to the Representatives, (i) were prepared in conformity with generally accepted accounting principles in the People’s Republic of China (“PRC GAAP”) on a consistent basis throughout the periods covered thereby, (ii) have been derived from accounting records of the Company that are subject to its systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act), and (iii) have been prepared on the same basis as the management accounts, which were prepared in conformity with PRC GAAP, provided to J.P. Morgan Securities LLC, UBS Securities LLC, Credit Suisse Securities (USA) LLC and China International Capital Corporation Hong Kong Securities Limited in connection with the preparation for the Company’s IPO closed in May 2020.

(j) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any material adverse change in shareholder’s equity, short-term debt or long-term debt of the Company or any of the Controlled Entities (as defined below), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of shares, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and the Controlled Entities taken as a whole; (ii) neither the Company nor any of the Controlled Entities has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and the Controlled Entities taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and the Controlled Entities taken as a whole; and (iii) neither the Company nor any of the Controlled Entities has sustained any loss or interference with its business that is material to the Company and the Controlled Entities taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case of clauses (i), (ii) and (iii) as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus (in each case excluding any amendment or supplement thereto).

(k) Organization and Good Standing. All of the Company’s subsidiaries have been identified on Schedule 3 hereto and all of the entities through which the Company conducts its operations in the People’s Republic of China (“PRC”) by way of contractual arrangements (the “VIEs”) have been identified on Schedule 4 hereto, which shall be referred to hereinafter each as a “Controlled Entity” and collectively as “Controlled Entities.” The Company and each of the Controlled Entities have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization. Except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and each of the Controlled Entities are duly qualified to do business in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and the Controlled Entities taken as a whole or on the performance by the Company of its obligations under the Transaction Documents (as defined below) (a “Material Adverse Effect”). The currently effective memorandum and articles of association or other constitutional or organizational documents of each of the Company and the Controlled Entities comply with the requirements of applicable laws of each respective entity’s jurisdiction of incorporation or organization and are in full force and effect.

(l) Corporate Structure. (i) The description of the corporate structure of the Company and the agreements under the caption “Corporate History and Structure” in the Registration Statement, the Pricing Disclosure Package and the Prospectus by and among the Company’s subsidiaries, the Controlled Entities that are VIEs, and the shareholders of such VIEs, as the case may be (each a “VIE Agreement” and collectively, the “VIE Agreements”), is true and accurate in all material respects and nothing has been omitted from such description which would make it misleading, and all material agreements relating to the Company’s corporate structure have been so disclosed. Each party to any VIE Agreement has the legal right, power and authority (corporate and other, as the case may be) to enter into and perform its obligations under such agreements and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered each such agreement. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each VIE Agreement constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no consent, approval, authorization, or order of, or filing or registration with, any person (including any governmental agency or body or any court) is required for the performance of the obligations under any VIE Agreement by the parties thereto and no consent, approval, authorization, order, filing or registration that has been obtained is being withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed. The corporate structure of the Company complies with all applicable laws and regulations of the PRC at the time of this Agreement and neither the corporate structure nor the VIE Agreements violate, breach, contravene or otherwise conflict with any applicable laws of the PRC at the time of this Agreement, except in such cases that would not, individually or in the aggregate, result in a Material Adverse Effect; (ii) there is no legal or governmental proceeding, inquiry or investigation pending against the Company or any of the Controlled Entities which are parties to any of the VIE Agreements in any jurisdiction challenging the validity of any of the VIE Agreements, and, to the knowledge of the Company, no such proceeding, inquiry or investigation is threatened in any jurisdiction; (iii) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each VIE Agreement is in full force and effect and none of the parties thereto is in breach or default in the performance of any of the terms or provisions of such VIE Agreement. None of the parties to any of the VIE Agreements has sent or received any communication regarding termination of, or intention not to renew, any of the VIE Agreements, and, to the knowledge of the Company, no such termination or non-renewal has been threatened by any of the parties thereto; and (iv) the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the VIEs through its wholly owned subsidiaries being authorized to exercise the voting rights in the VIEs of their respective shareholders.

(m) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization”; all the outstanding shares of the Company (including the Offered Securities to be sold by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and non-assessable; except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the outstanding shares of the Company are not subject to any pre-emptive or similar rights; except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of the Controlled Entities, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capitalization of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all the outstanding shares or other equity interests of each Controlled Entity owned or controlled, directly or indirectly, by the Company have been duly and validly authorized and issued, are paid in accordance with the applicable laws and the constitutive or organizational documents of each Controlled Entity, and are owned or controlled directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(n) Share Options. With respect to the share options (the “Share Options”) granted pursuant to the share-based compensation plans of the Company and the Controlled Entities (the “Company Share Incentive Plans”), (i) each grant of a Share Option was duly authorized no later than the date on which the grant of such Share Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholders approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Company Share Incentive Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the Nasdaq Global Select Market (the “Nasdaq Market”), and (iii) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings in accordance with applicable laws.

(o) Due Authorization. The Company has full right, power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken.

(p) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(q) The Offered Securities. The Offered Securities to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Offered Securities is not subject to any preemptive or similar rights.

(r) Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(s) American Depositary Receipts. Upon the due issuance by the Depositary of the ADRs evidencing the ADSs against the deposit of the Ordinary Shares in accordance with the provisions of the Deposit Agreement, such ADRs evidencing the ADSs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs evidencing the ADSs are registered will be entitled to the rights of registered holders of such ADRs evidencing the ADSs specified therein and in the Deposit Agreement;

(t) Holdings. No holder of any ADSs or underlying Offered Shares after the consummation of the transactions contemplated by the Transaction Documents is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such ADSs or underlying Offered Shares; and except as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no limitations on the rights of holders of the ADSs to hold or transfer their securities.

(u) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(v) No Violation or Default. Neither the Company nor any of the Controlled Entities is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Controlled Entities is a party or by which the Company or any of the Controlled Entities is bound or to which any property or asset of the Company or any of the Controlled Entities is subject; or (iii) except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(w) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Offered Securities by the Company, the issuance by the Company of the Offered Securities to be issued upon the exercise of the Options (as hereinafter defined) and the consummation by the Company of the transactions contemplated by the Transaction Documents or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of the Controlled Entities pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Controlled Entities is a party or by which the Company or any of the Controlled Entities is bound or to which any property, right or asset of the Company or any of the Controlled Entities is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of the Controlled Entities or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

(x) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance by the Company of the Offered Securities to be issued upon the exercise of the Options (as defined below) and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Offered Securities and ADSs under the Securities Act and listing of the ADSs on the Nasdaq Market and such consents, approvals, authorizations, orders and registrations or qualifications as have already been made or as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and under applicable state securities laws in connection with the purchase and distribution of the Offered Securities by the Underwriters and as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(y) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of the Controlled Entities is or may be a party or to which any property of the Company or any of the Controlled Entities is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of the Controlled Entities, could reasonably be expected to have a Material Adverse Effect; no such Actions are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(z) Independent Accountants. Ernst & Young Hua Ming LLP, whose reports on the financial statements of the Company and the Controlled Entities are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Controlled Entities within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(aa) Title to Real and Personal Property. Except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Controlled Entities have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and the Controlled Entities, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and the Controlled Entities or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(bb) Intellectual Property. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company and the Controlled Entities own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses; (ii) the Company’s and the Controlled Entities’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and the Controlled Entities have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Company, the Intellectual Property of the Company and the Controlled Entities is not being infringed, misappropriated or otherwise violated by any person, except, in the case of each of clauses (i), (ii), (iii) and (iv) above, for any such matter as would not, individually or in aggregate, result in a Material Adverse Effect.

(cc) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of the Controlled Entities, on the one hand, and the directors, officers, shareholders, customers, suppliers or other affiliates of the Company or any of the Controlled Entities, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(dd) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(ee) Taxes. Except as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, or as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) the Company and the Controlled Entities have paid all national, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and (ii) there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of the Controlled Entities or any of their respective properties or assets.

(ff) FINRA. There are no affiliations or associations between (A) any member of FINRA and (B) the Company or any of the Company’s officers, directors or, to the knowledge of the Company, 5% or greater security holders or, to the knowledge of the Company, any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was first filed with the Commission.

(gg) Licenses and Permits. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Controlled Entities possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of the Controlled Entities has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, except where the failure to renew the same would not, individually or in the aggregate, have a Material Adverse Effect.

(hh) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of the Controlled Entities exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or the Controlled Entities’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Controlled Entities are and have been at all times in compliance with all applicable labor laws and regulations, and no governmental investigation or proceedings with respect to labor law compliance exists, or to the best knowledge of the Company, is imminent, except as would not have a Material Adverse Effect.

(ii) Termination of Contracts. Neither the Company nor any of the Controlled Entities has sent or received any written communication regarding termination of, or intent not to renew, any of the contracts or agreements specifically referred to or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of the Controlled Entities or, to the Company’s knowledge, any other party to any such contract or agreement, except for such terminations and non-renewals that would not, individually or in the aggregate, result in a Material Adverse Effect.

(jj) Certain Environmental Matters. (i) The Company and the Controlled Entities (x) are in compliance with all, and have not violated any, applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or the Controlled Entities; (iii) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of the Controlled Entities under any Environmental Laws in which a governmental entity is also a party; and (iv) none of the Company or the Controlled Entities anticipates capital expenditures relating to any Environmental Laws, except in the case of each of (i), (ii), (iii) and (iv) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(kk) PRC Overseas Investment and Listing Regulations. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Company and the Controlled Entities has complied, and has taken reasonable steps to ensure compliance by each of its shareholders, directors, officers, option holders and employees that, to the knowledge of the Company, is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the China Securities Regulatory Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens (the “PRC Overseas Investment and Listing Regulations”), including, without limitation, requesting each shareholder, director, officer, option holder and employee that, to the knowledge of the Company, is, or is directly or indirectly owned or controlled by, a PRC resident or citizen, to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations.

(ll) PRC Mergers and Acquisitions Rules. The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce (which has been merged into the State Administration for Market Regulation), the China Securities Regulatory Commission (“CSRC”) and the State Administration of Foreign Exchange on August 8, 2006 and amended by the Ministry of Commerce on June 22, 2009, and any official clarifications, guidance, interpretations or implementation rules, if any, in connection with or related thereto (the “PRC Mergers and Acquisitions Rules”), including the provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel, Fangda Partners, and the Company understands such legal advice. In addition, the Company has communicated such legal advice in full to each of its directors that signed the Registration Statement and each such director has confirmed that he or she understands such legal advice. The issuance and sale of the Ordinary Shares and the ADSs, the listing and trading of the ADSs on the Nasdaq Market and the consummation of the transactions contemplated by the Transaction Documents (i) are not and will not be, as of the date hereof or at the Closing Date or the Additional Closing Date, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules and (ii) do not require the prior approval of the CSRC.

(mm) Disclosure Controls. The Company and the Controlled Entities maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(nn) Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purpose in accordance with GAAP. The Company maintains internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls that the Company is aware of. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(oo) Accounting Policies. The statements set forth under the caption “Critical Accounting Policies, Judgments and Estimates” in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Registration Statement, the Pricing Disclosure Package and the Prospectus, accurately and fully describes (A) accounting policies which the Company believes are the most important in the portrayal of the financial condition and results of operations of the Company and the Controlled Entities on a consolidated basis and which require management’s most difficult, subjective or complex judgments (“critical accounting policies”); (B) judgments and uncertainties affecting the application of critical accounting policies; and (C) explanation of the likelihood that materially different amounts would be reported under different conditions or using different assumptions. The Company’s board of directors and senior management have reviewed and agreed with the selection, application and disclosure of critical accounting policies.

(pp) Insurance. The Company and the Controlled Entities maintain insurance as required by applicable law. The Company’s insurance regarding business interruption insurance and key-man life insurance is consistent with customary industry practice in China.

(qq) Cybersecurity; Data Protection. The Company and the Controlled Entities’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and the Controlled Entities as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and the Controlled Entities have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. Except as otherwise described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and the Controlled Entities are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(rr) No Unlawful Payments. Neither the Company nor any of the Controlled Entities, nor any director or officer of the Company or any of the Controlled Entities nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of the Controlled Entities has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and the Controlled Entities have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ss) Compliance with Anti-Money Laundering Laws. The operations of the Company and the Controlled Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Organised and Serious Crimes Ordinance (Chapter 455 of the Laws of Hong Kong), the Anti-Money Laundering an Counter-Terrorist Financing (Financial Institutions) Ordinance (Chapter 615 of the Laws of Hong Kong) and all the other the applicable money laundering statutes of all jurisdictions where the Company or any of the Controlled Entities conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Controlled Entities with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(tt) No Conflicts with Sanctions Laws. Neither the Company nor any of the Controlled Entities, directors or officers, nor, to the knowledge of the Company, any employee, agent, affiliate or other person associated with or acting on behalf of the Company or any of the Controlled Entities is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of the Controlled Entities located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and the Controlled Entities have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(uu) No Violation of Export Control Regulations. Neither the Company nor any of the Controlled Entities has violated or is in violation of applicable export control laws and regulations, including but not limited to the Export Administration Regulations administered by the Bureau of Industry and Security, an agency of the United States Department of Commerce. The Company and the Controlled Entities have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable export control laws and regulations.

(vv) No Restrictions on Controlled Entities. No Controlled Entity is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such entity’s ownership interest, from repaying to the Company any loans or advances to such entity from the Company or from transferring any of such entity’s properties or assets to the Company or any other Controlled Entities.

(ww) Use of proceeds. The application of the net proceeds from the offering of the ADSs, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not contravene any provision of any current and applicable laws or the current constituent documents of the Company or any Controlled Entity or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any Controlled Entity or any governmental authorization applicable to any of the Company or any Controlled Entity.

(xx) No Broker’s Fees. Neither the Company nor any of the Controlled Entities is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Securities.

(yy) No Registration Rights. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to require the Company or any of the Controlled Entities to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance and sale of the Offered Securities by the Company or, to the knowledge of the Company, the sale of the Offered Securities to be sold by the Selling Shareholders hereunder.

(zz) No Stabilization. Neither the Company nor any of the Controlled Entities or affiliates has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Securities.

(aaa) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(bbb) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(ccc) Sarbanes-Oxley Act. To the extent applicable to the Company and its directors and officers, there is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans.

(ddd) Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Offered Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(eee) No Ratings. There are (and prior to the Closing Date, will be) no debt securities, convertible securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) under the Exchange Act.

(fff) Stamp Taxes. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except for any income, capital gains, profits or franchise taxes imposed on the Underwriters by the PRC, Hong Kong SAR, and the Cayman Islands as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by the Transaction Documents) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Underwriters in the PRC, Hong Kong SAR, the Cayman Islands or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of the Transaction Documents, (B) the issuance and delivery of the Offered Securities in the manner contemplated by this Agreement and the Prospectus, (C) the deposit of Offered Securities with the Depositary, (D) the issuance of the ADSs by the Depositary, (E) the sale and delivery by the Underwriters of the ADSs as contemplated herein and in the Prospectus, or (F) the execution, delivery, performance and admission in court proceedings of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, save that the Transaction Documents may be subject to Cayman Islands stamp duty if they are executed in or brought into the Cayman Islands.

(ggg) No Immunity. Neither the Company nor any of the Controlled Entities or their properties or assets has immunity under the laws of the Cayman Islands, Hong Kong SAR, the PRC, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Cayman Islands, Hong Kong SAR, the PRC, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of the Controlled Entities or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by the Transaction Documents, may at any time be commenced, the Company has, pursuant to Section 18(e)of this Agreement, waived, and it will waive, or will cause the Controlled Entities to waive, such right to the extent permitted by law.

(hhh) Enforcement of Foreign Judgments. (A) Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States, the courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the federal or state courts of the United States against the Company based upon the Transaction Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) or, in certain circumstances, an in personam judgment for non-monetary relief, and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands. (B) Except as otherwise described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon any of the Transaction Documents would be declared enforceable against the Company by PRC courts, subject to compliance with relevant requirements under the PRC civil law and rules of civil procedures.

(iii) Valid Choice of Law. The choice of laws of the State of New York as the governing law of the Transaction Documents is a valid choice of law under the laws of Cayman Islands, the PRC and will be honored by the courts of Cayman Islands and the PRC, subject to the restrictions described under the caption “Enforceability of Civil Liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Company has the power to submit, and pursuant to Section 18(c) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(jjj) Passive Foreign Investment Company. Subject to the limitations, qualifications and assumptions set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company does not expect to be a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the Internal Revenue Code of 1986, as amended, for its current taxable year.

(kkk) Dividends. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of the Company nor any of the Controlled Entities is prohibited, directly or indirectly, from paying dividends or making other distributions on its share capital, all dividends and other distributions declared and payable upon the share capital of the Company or any of the Controlled Entities may be converted into foreign currency that may be freely transferred out of such entity’s jurisdiction of incorporation and may be paid in United States dollars, without the consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in such entity’s jurisdiction of incorporation or tax residence, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of such entity’s jurisdiction of incorporation and are otherwise free and clear of any other tax, withholding or deduction in such entity’s jurisdiction of incorporation, and without the necessity of obtaining any governmental authorization in such entity’s jurisdiction of incorporation.

(lll) SAFE Regulations. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Company and its Controlled Entities that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders and option holders that, to the knowledge of the Company, is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Regulations”), including, without limitation, requesting each shareholder and option holder that, to the knowledge of the Company, is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable SAFE Regulations.

(mmm) Legality. The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the Pricing Disclosure Package, the Prospectus, the Transaction Documents or the Offered Securities in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted into, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or that any tax, imposition or charge be paid in any such jurisdiction on or in respect of any such document.

(nnn) Legal Action. A holder of the Offered Securities and each Underwriter are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Offered Securities and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction

(ooo) Foreign Issuer. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

4. Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders severally represents and warrants to each Underwriter and the Company that:

(a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to, and for the sale and delivery of the Offered Securities to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Offered Securities to be sold by such Selling Shareholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Shareholder.

(b) No Conflicts. The execution, delivery and performance by such Selling Shareholder of this Agreement, the Power of Attorney and the Custody Agreement, the sale of the Offered Securities to be sold by such Selling Shareholder and the consummation by such Selling Shareholder of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property, right or asset of such Selling Shareholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Shareholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency, except, in the case of clause[s] (i) and [(iii)] above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to materially affect the ability of such Selling Shareholder to consummate the transactions contemplated by this Agreement, the Custody Agreement and Power of Attorney.

(c) Title to Shares. Such Selling Shareholder has good and valid title to the Offered Securities to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Shareholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, good and valid title to the Offered Securities to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Shareholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Offered Securities and payment therefor pursuant hereto, good and valid title to such Offered Securities, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

(d) No Stabilization. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Securities.

(e) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact necessary in order to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading; provided that such Selling Shareholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(f) Issuer Free Writing Prospectus and Written Testing-the-Waters Communication. Such Selling Shareholder (including its agents and representatives) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex A or Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representative.

(g) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact required to be stated therein or necessary in order to make the statements therein relating to such Selling Shareholder not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state a material fact necessary in order to make the statements therein relating to such Selling Shareholder, in the light of the circumstances under which they were made, not misleading; provided that such Selling Shareholder makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

(h) Material Information. As of the date hereof and as of the Closing Date and as of the Additional Closing Date, as the case may be, that the sale of the Offered Securities by such Selling Shareholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(i) No Unlawful Payments. Neither such Selling Shareholder nor any of its subsidiaries, nor any director, officer or employee of such Selling Shareholder or any of its subsidiaries nor, to the knowledge of such Selling Shareholder, any agent, affiliate or other person associated with or acting on behalf of such Selling Shareholder or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Such Selling Shareholder and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(j) Compliance with Anti-Money Laundering Laws. The operations of such Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where such Selling Shareholder or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws Applicable to the Selling Shareholders”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws Applicable to the Selling Shareholders is pending or, to the knowledge of such Selling Shareholder, threatened.

(k) No Conflicts with Sanctions Laws. Neither such Selling Shareholder nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of such Selling Shareholder, any agent, affiliate or other person associated with or acting on behalf of such Selling Shareholder or any of its subsidiaries is currently the subject or the target of any Sanctions, nor is such Selling Shareholder, any of its subsidiaries located, organized or resident in a Sanctioned Country; and such Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, such Selling Shareholder and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(l) Organization and Good Standing. Such Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of its respective jurisdictions of organization.

(m) Private and Commercial Acts. Such Selling Shareholder is subject to civil and commercial law with respect to its obligations under this Agreement and the execution, delivery and performance of this Agreement by it constitutes private and commercial acts rather than public or governmental acts. It does not have immunity (sovereign or otherwise) from set-off, the jurisdiction of any court or any legal process in any court (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

(n) Stamp Taxes. Except for any net income, capital gains or franchise taxes imposed on the Underwriters by the PRC, Hong Kong SAR, and the Cayman Islands or any political subdivision or taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Underwriters in by the PRC, Hong Kong SAR, and the Cayman Islands, the United States or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of the Transaction Documents by such Selling Shareholder, (B) the delivery of the Offered Securities by such Selling Shareholder in the manner contemplated by this Agreement and the Prospectus or (C) the sale and delivery by the Underwriters of the Offered Securities by such Selling Shareholder as contemplated herein and in the Prospectus.

(o) Enforcement of Foreign Judgments. (A) Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States, the courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in the federal or state courts of the United States against the Company based upon the Transaction Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) or, in certain circumstances, an in personam judgment for non-monetary relief, and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands. (B) Except as otherwise described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against such Selling Shareholder based upon any of the Transaction Documents would be declared enforceable against such Selling Shareholder by PRC courts, subject to compliance with relevant requirements under the PRC civil law and rules of civil procedures.

(p) Valid Choice of Law. The choice of laws of the State of New York as the governing law of the Transaction Documents is a valid choice of law under the laws of Cayman Islands, the PRC and will be honored by the courts of Cayman Islands and the PRC, subject to the restrictions described under the caption “Enforceability of Civil Liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Such Selling Shareholder has the power to submit, and pursuant to Section 18(c) of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York state and United States federal court sitting in the City of New York and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in such court.

(q) Currency. To the extent any payment is to be made by such Selling Shareholder pursuant to the Transaction Documents, such Selling Shareholder has access, subject to the laws of the PRC, Hong Kong SAR, and the Cayman Islands, to the internal currency market in the PRC, Hong Kong SAR, and the Cayman Islands and, to the extent necessary, valid agreements with the PRC, Hong Kong SAR, and the Cayman Islands commercial banks for purchasing U.S. dollars to make payments of amounts which may be payable under any Transaction Document.

Each of the Selling Shareholders represents and warrants that certificates in negotiable form representing all of the Offered Securities to be sold by such Selling Shareholder hereunder have been placed in custody under a Custody Agreement relating to such Offered Securities, in the form heretofore furnished to you, duly executed and delivered by such Selling Shareholder to the Company, as custodian (the “Custodian”), and that such Selling Shareholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing the person or persons indicated in Schedule 2 hereto, and each of them, as such Selling Shareholder’s Attorneys-in-fact (the “Attorneys-in-Fact” or any one of them the “Attorney-in Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided herein, to authorize the delivery of the Offered Securities to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

Each of the Selling Shareholders specifically agrees that the Offered Securities represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Shareholder for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Offered Securities hereunder, certificates representing such Offered Securities shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

5. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to [10:00 A.M.], New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to each of the Representatives, if requested, two signed copies of the Registration Statement, as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter, if requested (A) a conformed copy of the Registration Statement, as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Offered Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Offered Securities by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the ADS Registration Statement, the Pricing Disclosure Package or the Prospectus, whether before or after the time that the Registration Statement becomes effective , the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when each of the Registration Statement and the ADS Registration Statement has become effective; (ii) when any amendment to the Registration Statement or the ADS Registration Statement has been filed or becomes effective; (iii) when any supplement to the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication or any amendment to the Prospectus has been filed or distributed; (iv) of any request by the Commission for any amendment to the Registration Statement, the ADS Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or the ADS Registration Statement or any other request by the Commission for any additional information including, but not limited to, any request for information concerning any Testing-the-Waters Communication; (v) of the issuance by the Commission or any other governmental or regulatory authority of any order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package, the Prospectus or any Written Testing-the-Waters Communication or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event or development within the Prospectus Delivery Period as a result of which the Prospectus, any of the Pricing Disclosure Package, any Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package, any such Issuer Free Writing Prospectus or any Written Testing-the-Waters Communication is delivered to a purchaser, not misleading; (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or the ADS Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or any Written Testing-the-Waters Communication or suspending any such qualification of the Offered Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event or development shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus (or any document to be filed with the Commission) as may be necessary so that the statements in the Prospectus as so amended or supplemented (or any document to be filed with the Commission) will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event or development shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package (or any document to be filed with the Commission) as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.

(f) Blue Sky Compliance. The Company will qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Offered Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as reasonably practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. For a period of 90 days after the date of the Prospectus (the “Restricted Period”), the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, the Commission a registration statement under the Securities Act relating to, any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, or publicly disclose the intention to undertake any of the foregoing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Ordinary Shares, ADSs or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise, without the prior written consent of the Representatives.

The restrictions described above do not apply to (i) the Offered Securities to be sold hereunder; (ii) the issuance of Ordinary Shares, ADSs or securities convertible into or exercisable for Ordinary Shares or ADSs pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options (including net exercise) or the settlement of restricted stock units (“RSUs”) (including net settlement), in each case outstanding on the date of this Agreement and described in the Prospectus; (iii) grants of stock options, stock awards, restricted stock, RSUs, or other equity awards and the issuance of Ordinary Shares, ADSs or securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs (whether upon the exercise of stock options or otherwise) to the Company’s employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan in effect as of the Closing Date and described in the Prospectus, provided that no filing by such employees, officers, directors, advisors, or consultants under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with any subsequent sale of Ordinary Shares or ADSs during the Restricted Period; (iv) the filing of any registration statement on Form S-8 relating to securities granted or to be granted pursuant to any plan in effect on the date of this Agreement and described in the Prospectus or any assumed benefit plan pursuant to an acquisition or similar strategic transaction; (v) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Ordinary Shares or ADSs, provided that (a) such plan does not provide for the transfer of Ordinary Shares or ADSs during the Restricted Period and (b) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Ordinary Shares or ADSs may be made under such plan during the Restricted Period, or (vi) deposit Ordinary Shares with the Depositary for conversion into American Depositary Shares in connection with the contemplated issuance of options under any employee benefit plan or equity incentive plan described in the Registration Statement.

If the Representatives, in their sole discretion, agree to release or waive the restrictions or a lock-up letter described in Section 8(o) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver substantially in the form of Exhibit B hereto at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver substantially in the form of Exhibit C hereto through a major news service at least two business days before the effective date of the release or waiver.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Offered Securities as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of proceeds”.

(j) No Stabilization. Neither the Company nor the Controlled Entities or affiliates will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock (it being understood that the Company makes no statement as to the activities of the Underwriters in connection with the offering).

(k) Exchange Listing. The Offered Securities have been listed on the Nasdaq Market and the Company is not aware of any notice of delisting.

(l) Reports. So long as the Offered Securities are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Offered Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system or any successor system.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

(o) Emerging Growth Company; Foreign Private Issuer. The Company will promptly notify the Representatives if the Company ceases to be an Emerging Growth Company or a Foreign Private Issuer at any time prior to the later of (i) completion of the distribution of Offered Securities within the meaning of the Securities Act and (ii) completion of the Restricted Period referred to in Section 5(h) hereof.

(p) Tax Indemnity. The Company will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the sale of the Offered Securities by the Company to the Underwriters and on the execution and delivery of this Agreement. All indemnity payments to be made by the Company hereunder in respect of this Section 5(p) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, except for (i) any net income, capital gains or franchise taxes imposed on the Underwriters by a taxing jurisdiction as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions or (ii) to the extent of withholding or deduction that would not have been imposed but for a failure of an Underwriter to timely provide upon a reasonable request for any certification, documentation or form to the extent necessary in order to eliminate or reduce such withholding or deduction, the Company shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made.

(q) Lock-up Period. The Company agrees not to facilitate any shareholder’s conversion of Ordinary Shares to ADSs during the Lock-Up Period and not to release the Depositary from the obligations set forth in, or otherwise amend, terminate or fail to enforce the Depositary Letter (as defined elsewhere in this Agreement) without the prior written consent of the Representatives during the Lock-Up Period.

6. Further Agreements of the Selling Shareholders. Each of the Selling Shareholders severally covenants and agrees with each Underwriter that:

(a) No Stabilization. Such Selling Shareholder will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Securities.

(b) Tax Form. It will deliver to the Representative prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

(c) Tax Indemnity. It will indemnify and hold harmless the Underwriters against any documentary, stamp, registration or similar issuance tax, including any interest and penalties, on the creation, issue and sale of the Offered Securities by such Selling Shareholder to the Underwriters and on the execution and delivery of this Agreement. All indemnity payments to be made by such Selling Shareholder hereunder in respect of this Section 6(c) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, except for (i) any net income, capital gains or franchise taxes imposed on the Underwriters by the PRC, Hong Kong SAR, and the Cayman Islands or the United States or any political subdivision of taxing authority thereof or therein as a result of any present or former connection (other than any connection resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such withholding or deductions or (ii) to the extent of withholding or deduction that would not have been imposed but for a failure of an Underwriter to timely provide upon a reasonable request for any certification, documentation or form to the extent necessary in order to eliminate or reduce such withholding or deduction, such Selling Shareholder shall pay such additional amounts as may be necessary in order to ensure that the net amounts received after such withholding or deductions shall equal the amounts that would have been received if no withholding or deduction has been made.

(d) Use of Proceeds. It will not directly or indirectly use the proceeds of the offering of the Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject of target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

7. Certain Agreements of the Underwriters. Each Underwriter hereby severally represents and agrees that:

(a) It has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 3(c) or Section 4(f) above (including any electronic road show approved by the Company), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Offered Securities unless such terms have previously been included in a free writing prospectus filed with the Commission.

(c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Shareholders if any such proceeding against it is initiated during the Prospectus Delivery Period).

(d) It has not and will not take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of such Underwriter.

8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Firm Securities on the Closing Date or the Option Securities on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and each of the Selling Shareholders of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement or the ADS Registration Statement shall be in effect, and no proceeding for such purpose, or pursuant to Section 8A under the Securities Act shall be pending before or, to the knowledge of the Company, threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Shareholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and each of the Selling Shareholders made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Material Adverse Change. No event or condition of a type described in Section 3(i) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

(d) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be (x) a certificate of the chief executive officer of the Company and the chief financial officer of the Company (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of such officers, the representations of the Company set forth in Section 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a) and (c) above; and (y) a certificate of each of the Selling Shareholders, in form and substance reasonably satisfactory to the Representative, (A) confirming that all of the representations and warranties of such Selling Shareholder set forth in this agreement are true and correct and that such Selling Shareholder has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date.

(e) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be Ernst & Young Hua Ming LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than 7 business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(f) CFO Certificate. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives, upon their request, a certificate on behalf of the Company, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Pricing Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(g) Opinion and 10b-5 Statement of Counsel for the Company. (h) (i) Davis Polk & Wardwell LLP, U.S. counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives; (ii) Davis Polk & Wardwell LLP, Hong Kong counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives; (iii) Fangda Partners, PRC counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives; and (iv) Conyers Dill & Pearman, Cayman Islands counsel for the Company shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives.

(h) Opinion for the Selling Shareholders. [Counsel], counsel for the Selling Shareholders, shall have furnished to the Representative, at the request of the Selling Shareholders, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative.

(i) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be (i) an opinion and 10b-5 statement, addressed to the Underwriters, of Kirkland & Ellis International LLP, U.S. counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters; and (ii) an opinion addressed to the Underwriters, of Hankun Law Office, PRC counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j) Opinion of Counsel for the Depository. Emmet, Marvin & Martin, LLP, counsel for the Depository, shall have furnished to the Representatives their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives;

(k) No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Offered Securities by the Company or the sale of the Offered Securities by the Selling Shareholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Offered Securities by the Company or the sale of the Offered Securities by the Selling Shareholders.

(l) Exchange Listing. The Offered Securities to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have remained listed on the Nasdaq Market.

(m) ADSs. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the ADSs shall be eligible for clearance and settlement through the facilities of DTC.

(n) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between the Representatives and officers and directors of the Company and all of the Selling Shareholders, relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

(o) HKEx Approval. The Company shall have obtained a letter from the Hong Kong Stock Exchange approving the proposed spin-off of the Company from its parent company, Kingsoft Corporation Limited, and such approval shall not have been revoked

(p) Deposit Agreement. The Deposit Agreement shall be in full force and effect; and

(q) Depositary Certificate. On the Closing Date or the Additional Closing Date, as the case may be, the Representatives shall have received a certificate of the Depositary, in form and substance satisfactory to the Representatives, executed by one of its authorized officers with respect to the deposit with the custodian under the Deposit Agreement of the Ordinary Shares underlying the ADSs to be purchased against the issuance of the ADRs evidencing such ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives may reasonably request.

(r) FINRA. FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting or other arrangements of the transactions contemplated hereunder.

(s) Filing Fees. The Company shall have paid the required Commission filing fees relating to the ADSs in such amount and within the time frame provided in the Act and the rules and regulations of the Commission.

(t) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

(u) The Representatives may, in their sole discretion, waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of a Closing Date or an Additional Closing Date.

9. Indemnification and Contribution.

(a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any Written Testing-the-Waters Communication, any road show as defined in Rule 433(h) under the Securities Act (a “road show”) or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (c) below.

(b) Indemnification of the Underwriters by the Selling Shareholders. Each of the Selling Shareholders severally in proportion to the number of Offered Securities to be sold by such Selling Shareholder hereunder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, provided that each Selling Shareholder shall be liable only to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission in reliance upon and in conformity with information furnished in writing to the Company by such Selling Shareholder for use in such documents, it being understood and agreed that the only such information furnished by the Selling Shareholders consists of the statements relating to the Selling Shareholders in the section under the heading “Principal and Selling Shareholders” in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The liability under this paragraph (b) of each of the Selling Shareholders shall be limited to an amount equal to the aggregate net proceeds to such Selling Shareholder from the sale of the Offered Securities sold by such Selling Shareholder hereunder without deducting for any expenses paid by such Selling Shareholder.

(c) Indemnification of the Company and the Selling Shareholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Shareholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Preliminary Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, any road show or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the concession and reallowance figures appearing in the eighth paragraph under the caption “Underwriting”, and (ii) the information contained in the [twentieth] paragraph including name and address of the Representatives under the caption “Underwriting”.

(d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses in such proceeding and shall pay the reasonably incurred fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonably incurred fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement shall be designated in writing by the Company and any such separate firm for the Selling Shareholders shall be designated in writing by the Attorneys-in-Fact or any one of them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(e) Contribution. If the indemnification provided for in paragraphs (a), (b) or (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Shareholders from the sale of the Offered Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Offered Securities. The relative fault of the Company and the Selling Shareholders on the one hand, and the Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(f) Limitation on Liability. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to paragraph (e) above were determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e)above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of paragraphs (e) and (f), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Offered Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to paragraphs (e) and (f) are several in proportion to their respective purchase obligations hereunder and not joint.

(g) Non-Exclusive Remedies. The remedies provided for in this Section 9 paragraphs (a) through (f) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

10. Effectiveness of Agreement. This Agreement shall become effective as of the date first written above.

11. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Shareholders, if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of the Option Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or the Nasdaq Market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Securities on the Closing Date or the Additional Closing Date, as the case may be on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

12. Defaulting Underwriter.

(a) If, on the Closing Date or the Additional Closing Date, as the case may be any Underwriter defaults on its obligation to purchase the Offered Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Offered Securities by other persons satisfactory to the Company and the Selling Shareholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Offered Securities, then the Company and the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Offered Securities on such terms. If other persons become obligated or agree to purchase the Offered Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Shareholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Shareholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Offered Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in paragraph (a) above, the aggregate number of Offered Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-tenth of the aggregate number of Offered Securities to be purchased on such date, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Offered Securities that such Underwriter agreed to purchase on such date) of the Offered Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Offered Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Shareholders as provided in paragraph (a) above, the aggregate number of Offered Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be exceeds one-tenth of the aggregate amount of Offered Securities to be purchased on such date, or if the Company and the Selling Shareholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Offered Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Shareholders or any non-defaulting Underwriter for damages caused by its default.

13. Payment of Expenses.

(a) [Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Offered Securities, and any stamp, issuance, transfer or similar taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the ADS Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents, the agreement among Underwriters, any dealer agreements, any closing documents (including compilations thereof) and such other documents as may be required in connection with the offering, issuance, sale, purchase and delivery of the Offered Securities and American Depositary Shares, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment); (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Offered Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing share certificates, if needed; (vii) the costs and expenses of qualifying the Offered Securities for inclusion in the book-entry settlement system of the DTC; (viii) the costs and charges of any transfer agent, any registrar and any depositary; (ix) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA; (x) all expenses incurred by the Company in connection with any “road show” presentation to potential investors ; (x) all expenses and application fees related to the listing of the Offered Securities on the Nasdaq Market; and (xii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in Section 9 entitled “Indemnity and Contribution,” the Underwriters will pay the fees and disbursements of their counsel, travelling and accommodation expenses and other expenses incurred by the Underwriters in relation to this offering. It is also understood that, notwithstanding the costs and expenses to be paid by the Company as stated in this Section 13 (a), each Selling Shareholder shall bear (i) the fees, disbursements and other charges of their own counsel, (ii) the costs incident to the authorization, issuance, sale, preparation and delivery of the Offered Securities to be sold by each Selling Shareholder, and any stamp, issuance, transfer or similar taxes payable in that connection, and the ADS conversion fees to the Depositary of the Offered Securities to be sold by each Selling Shareholder.]

(b) If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Shareholders for any reason fails to tender the Offered Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Offered Securities for any reason permitted under this Agreement, the Company and the Selling Shareholders, severally and not jointly, agree to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby on a pro rata basis based on the number of the Offered Securities proposed to be sold hereunder by each of the Company and the Selling Shareholders.

14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein and the affiliates of each Underwriter referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Shareholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Shareholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Offered Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Shareholders or the Underwriters or the directors, officers, controlling persons or affiliates referred to in Section 9 hereof.

16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

17. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18. Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o (i) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358); Attention: Equity Syndicate Desk; (ii) UBS Securities LLC, 1285 Avenue Of The Americas, New York, NY 10019, United States; Attention: Syndicate; (iii) Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010-3629; Attention: Legal — Investment Banking & Capital Markets; and (iv) China International Capital Corporation Hong Kong Securities Limited, 29th Floor, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong; ; and (v) Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queens Road, Central, Hong Kong; Attention: Equity Capital Markets. Notices to the Company shall be given to it at Building E, Xiaomi Science and Technology Park, No. 33 Xierqi Middle Road, Haidian District, Beijing, 100085, the People’s Republic of China; Attention: Legal Department. Notices to the Selling Shareholders shall be given to the Attorneys-in-Fact at Xiaomi Campus, No. 33 Xierqi Middle Road, Haidian District, Beijing, 100085, the People’s Republic of China; Attention: Legal Department.

(b) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c) Submission to Jurisdiction. The Company and each of the Selling Shareholders hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company and each of the Selling Shareholders waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company and each of the Selling Shareholders irrevocably appoints Cogency Global Inc. as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company and/or any Selling Shareholder by the person serving the same to the address provided in this Section 18(c), shall be deemed in every respect effective service of process upon the Company and/or any Selling Shareholder in any such suit or proceeding. The Company and the Selling Shareholders hereby represent and warrant that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company and the Selling Shareholders further agree to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

(d) Judgment Currency. The Company and each Selling Shareholder agree to indemnify each Underwriter, its directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and each Selling Shareholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

(e) Waiver of Immunity. To the extent that the Company or any Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) Cayman Islands, the PRC or Hong Kong SAR, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company and each Selling Shareholder hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

(f) Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(g) Recognition of the U.S. Special Resolution Regimes.

(i) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 18(g):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(h) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(i) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(j) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

Kingsoft Cloud Holdings Limited

By:
Name:
Title:

[SELLING SHAREHOLDERS]

By:
Name:
Title:

By:
Name:
Title:

As Attorneys-in-Fact acting on behalf of each of the Selling
Shareholders named in
Schedule 2 to this Agreement.

Accepted: As of the date first written above

J.P. MORGAN SECURITIES LLC
For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:
Authorized Signatory

UBS SECURITIES LLC

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:
Authorized Signatory

CREDIT SUISSE SECURITIES (USA) LLC

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:
Authorized Signatory

CHINA INTERNATIONAL CAPITAL CORPORATION HONG KONG SECURITIES LIMITED

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:
Authorized Signatory

GOLDMAN SACHS (ASIA) L.L.C.

For itself and on behalf of the several Underwriters listed in Schedule 1 hereto.

By:
Authorized Signatory

SCHEDULE 1

Underwriter	Number of Firm Securities To Be Purchased	Maximum Number of Option Securities To Be Purchased
J.P. Morgan Securities LLC
UBS Securities LLC
Credit Suisse Securities (USA) LLC
China International Capital Corporation Hong Kong Securities Limited
Goldman Sachs (Asia) L.L.C.
Total

Schedule 1

SCHEDULE 2

Selling Shareholders	Number of Firm Securities To Be Sold	Maximum Number of Option Securities To Be Sold

Total

Schedule 2

LIST OF LOCKED-UP PARTIES

All directors and executive officers of the Company

1. Jun Lei

2. Tao Zou

3. Yulin Wang

4. Haijian He

5. Shou Zi Chew

6. Shouxing Liang

7. Wei Song

8. Tao Liu

9. Yifeng Qian

10. Mingto Yu

11. Kuiguang Niu

12. Hang Wang

All Selling Shareholders

Schedule 2

Exhibit A

FORM OF LOCK-UP AGREEMENT

____ __, 2020

J.P. MORGAN SECURITIES LLC

383 Madison Avenue

New York, NY 10179

United States

UBS SECURITIES LLC

1285 Avenue of The Americas

New York, NY 10019

United States

CREDIT SUISSE SECURITIES (USA) LLC

Eleven Madison Avenue

New York, NY 10010

United States

CHINA INTERNATIONAL CAPITAL CORPORATION HONG KONG SECURITIES LIMITED

29th Floor, One International Finance Centre

1 Harbour View Street, Central, Hong Kong

And

GOLDMAN SACHS (ASIA) L.L.C.

68th Floor, Cheung Kong Center

2 Queens Road,

Central, Hong Kong

As Representatives of

the several Underwriters listed in

Schedule 1 to the Underwriting

Agreement referred to below

Re: Kingsoft Cloud Holdings Limited—Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an underwriting agreement (the “Underwriting Agreement”) with Kingsoft Cloud Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and the Selling Shareholders listed on Schedule 2 to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”),                of                American Depositary Shares (“ADSs”), each ADS representing                ordinary shares, par value US$0.001 per share, of the Company (the “Ordinary Shares”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

Exhibit A

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters , the undersigned will not, and will not cause any direct or indirect controlled affiliate to, during the period beginning on the date of this letter agreement (this “Letter Agreement”) and ending at the close of business 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”) (such period, the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Share, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs (including without limitation, Ordinary Shares or ADSs, or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the United States Securities and Exchange Commission and securities which may be issued upon exercise of a share option or warrant) (collectively with the Ordinary Shares and ADSs, the “Lock-Up Securities”), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Lock-Up Securities, in cash or otherwise, (3) make any demand for, or exercise any right with respect to, the registration of any Lock-Up Securities , or (4) publicly disclose the intention to do any of the foregoing; provided, however, that the foregoing restrictions shall not apply to transactions relating solely to Lock-up Securities acquired (a) in the Public Offering or (b) in open market transactions after the closing date for the Public Offering, and provided, further that no filing by any party under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or other public announcement shall be required or made voluntarily in connection with any subsequent sale of such Lock-Up Securities acquired in the Public Offering or in such open market transactions. The undersigned acknowledges and agrees that the foregoing precludes the undersigned from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (whether by the undersigned or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any Lock-Up Securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of Lock-Up Securities, in cash or otherwise. The undersigned further confirms that it has furnished the Representatives with the details of any transaction the undersigned, or any of its controlled affiliates, is a party to as of the date hereof, which transaction would have been restricted by this Letter Agreement if it had been entered into by the undersigned during the Restricted Period.

Exhibit A

Notwithstanding the foregoing, the undersigned may:

(a) transfer the undersigned’s Lock-Up Securities:

(i) as a bona fide gift or gifts, or for bona fide estate planning purposes,

(ii) by will or intestacy,

(iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or if the undersigned is a trust, to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, current or former marriage, domestic partnership or adoption, not more remote than first cousin),

(iv) to a partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the legal and beneficial owner of all of the outstanding equity securities or similar interests,

(v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above,

(vi) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the undersigned or affiliates of the undersigned (including, for the avoidance of doubt, where the undersigned is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (B) as part of a distribution to members or shareholders of the undersigned,

(vii) by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement,

(viii) to the Company from an employee of the Company upon death, disability or termination of employment, in each case, of such employee,

(ix) as part of a sale of the undersigned’s Lock-Up Securities acquired in open market transactions after the closing date for the Public Offering,

(x) to the Company in connection with the vesting, settlement, or exercise of restricted stock units, options, warrants or other rights to purchase shares of Ordinary Shares (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement, or exercise of such restricted stock units, options, warrants or rights, provided that any such shares of Ordinary Shares received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement, and provided further that any such restricted stock units, options, warrants or rights are held by the undersigned pursuant to an agreement or equity awards granted under a stock incentive plan or other equity award plan, each such agreement or plan which is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or

Exhibit A

(xi) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock involving a Change of Control (as defined below) of the Company (for purposes hereof, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold at least a majority of the outstanding voting securities of the Company (or the surviving entity)); provided that in the event that such tender offer, merger, consolidation or other similar transaction is not completed, the undersigned’s Lock-Up Securities shall remain subject to the provisions of this Letter Agreement;

provided that (A) in the case of any transfer or distribution pursuant to clause (a)(i), (ii), (iii), (iv), (v), (vi) and (vii), such transfer shall not involve a disposition for value and each done, devisee, transferee or distributee shall execute and deliver to the Representatives a lock-up letter in the form of this Letter Agreement; and (B) in the case of any transfer or distribution pursuant to clause (a)(i), (ii), (iii), (iv), (v), (vi), (ix) and (x), no filing by any party (donor, donee, devisee, transferor, transferee distributer or distributee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Restricted Period referred to above).

(b) exercise options, settle restricted stock units or other equity awards or exercise warrants outstanding as of the date granted pursuant to plans described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that any such Lock-Up Securities received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement;

(c) convert outstanding preferred stock, warrants to acquire preferred stock or convertible securities into Lock-Up Securities or warrants to acquire Lock-Up Securities; provided that any such Lock-Up Securities or warrants received upon such conversion shall be subject to the terms of this Letter Agreement;

(d) establish trading plans pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Lock-Up Securities; provided that (1) such plans do not provide for the transfer of Lock-Up Securities during the Restricted Period and (2) no filing by any party under the Exchange Act or other public announcement shall be required or made voluntarily in connection with such trading plan; and

(e) sell the Lock-Up Securities to be sold by the undersigned pursuant to the terms of the Underwriting Agreement.

Exhibit A

If the undersigned is not a natural person, the undersigned represents and warrants that no single natural person, entity or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) beneficially owns, directly or indirectly, 50% or more of the common equity interests, or 50% or more of the voting power, in the undersigned.

If the undersigned is an officer or director of the Company, (i) the Representatives on behalf of the Underwriters agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Representatives on behalf of the Underwriters will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives on behalf of the Underwriters hereunder to any such officer or director shall only be effective two business days after the publication date of such announcement. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration or that is to an immediate family member as defined in FINRA Rule 5130(i)(5) and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representative may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the Representative and the other Underwriters are not making a recommendation to you to participate in the Public Offering, enter into this Letter Agreement, or sell any Shares at the price determined in the Public Offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

The undersigned understands that, if the Underwriting Agreement does not become effective by November 4, 2020, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

Exhibit A

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

[NAME OF SHAREHOLDER]

By:
Name:
Title:

Exhibit A

Exhibit B

FORM OF WAIVER OF LOCK-UP

, 2020

[Name and Address of

Officer or Director

Requesting Waiver]

Dear Mr./Ms. [Name]:

This letter is being delivered to you in connection with the offering by Kingsoft Cloud Holdings Limited (the “Company”) of [●] American Depositary Shares (“ADSs”), each ADS representing [●] ordinary share[s], par value US$0.001 per share, of the Company (the “Ordinary Shares”), and the lock-up letter dated ____, 2020 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated ____, 20[●], with respect to [●] Ordinary Shares (the “Shares”).

The undersigned hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective _____, 20[●]; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two business days before effectiveness of such [waiver] [release]. This letter will serve as notice to the Company of the impending [waiver] [release].

Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

Very truly yours,

Acting severally on behalf of themselves and the several Underwriters named in Schedule 1 hereto

[●]

By:
Name:
Title:

cc: Company

Exhibit B

Exhibit C

FORM OF PRESS RELEASE

Kingsoft Cloud Holdings Limited

[Date]

Kingsoft Cloud Holdings Limited (the “Company”) announced today that J.P. Morgan Securities LLC, UBS Securities LLC, Credit Suisse Securities (USA) LLC, China International Capital Corporation Hong Kong Securities Limited and Goldman Sachs (Asia) L.L.C., the representatives of the joint book-running managers in the Company’s recent public sale of [●] ordinary shares in the form of [●] American Depositary Shares is [waiving][releasing] a lock-up restriction with respect to [●] ordinary shares (the “Shares”) of the Company held by [certain officers or directors] [an officer or director] of the Company. The [waiver][release] will take effect on ____, 20[●], and the Shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit C

SCHEDULE 3

LIST OF SUBSIDIARIES

Schedule 3

SCHEDULE 4

LIST OF VIES

Schedule 4

Annex A

Pricing Disclosure Package

Annex A

Annex B

Written Testing-the-Waters Communicatio

Annex B